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Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
24835100
09063H107
49803T102
Issuer
AMERICAN CAMPUS COMMUNITIES
BioMed Realty Trust
Kite Realty Group Trust
Underwriters
Citigroup, DBSI, JP Morgan, UBS, ING,
KeyBanc, Wells Fargo
Raymod James, Freidman Billings Randolph,
Keybanc, Legg Mason, RBC Capital
Lehman Brothers, Wachovia Securities,
Goldman Sachs, UBS, Keybanc, Raymond
James
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ACC US
BMR US
KRG US
Is the affiliate a manager or co-manager of offering?
Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2004
8/5/2004
8/10/2004
Total dollar amount of offering sold to QIBs
12,100,000
27,000,000
16,300,000
Total amount of any concurrent public offering
0
0
0
Total
12,100,000
27,000,000
16,300,000
Public offering price
$17.50
$15.00
$13.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
6.40%
7.00%
6.25%
Rating
N/A
 N/A
 N/A
Current yield
N/A
 N/A
 N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
New York Funds







Scudder RREEF Real Estate Fund, Inc.
New York
736,602
 $
12,890,535
6.09%
6.06%
7.20%
9/30/2004
Scudder RREEF Real Estate Fund II, Inc.
New York
736,602
 $
12,890,535
6.09%
6.06%
8.53%
9/30/2004
Total

1,473,204
 $
25,781,070
12.18%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
36188G102
867892101
253868103
Issuer
GMH Communities Trust
Sunstone Hotel Investors, Inc.
Digital Realty Trust
Underwriters
Bank of America, Merril Lynch, DBSI,
JPMorgan, Morgan Stanley, Raymond James
Citigroup, Morgan Stanley, Merril Lynch,
DBSI, Bear Stearns, UBS, AG Edwards,
Caylon
Lehman Brothers, Wachovia Securities,
Goldman Sachs, UBS, Keybanc, Raymond
James
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GCT US
SHO US
DLR US
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
N/A
Merril Lynch, Lehman Brothers
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2004
10/20/2004
10/28/2004
Total dollar amount of offering sold to QIBs
 $                                                 342,852,000
 $                                                 358,700,000
 $                                                 240,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 342,852,000
 $                                                 358,700,000
 $                                                 240,000,000
Public offering price
 $                                                           12.00
 $                                                           17.00
 $                                                           12.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.60%
3.71%
3.75%
Rating
 N/A
N/A
 N/A
Current yield
 N/A
N/A
 N/A








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
New York Funds







Scudder RREEF Real Estate Fund, Inc.
New York
305,500
 $
5,193,500
1.51%



Scudder RREEF Real Estate Fund II, Inc.
New York
591,800
 $
7,101,600
2.07%



Total

897,300
 $
12,295,100
3.59%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
867892101
36188G102
253868103
Issuer
Sunstone Hotel Investors, Inc.
GMH Communities Trust
Digital Realty Trust
Underwriters
Citigroup, Morgan Stanley, Merril Lynch,
DBSI, Bear Stearns, UBS, AG Edwards,
Caylon
Bank of America, Merril Lynch, DBSI,
JPMorgan, Morgan Stanley, Raymond James
Lehman Brothers, Wachovia Securities,
Goldman Sachs, UBS, Keybanc, Raymond
James
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SHO US
GCT US
DLR US
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
Merril Lynch, Lehman Brothers
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/20/2004
10/27/2004
10/28/2004
Total dollar amount of offering sold to QIBs
 $                                                 358,700,000
 $                                                 342,852,000
 $                                                 240,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 358,700,000
 $                                                 342,852,000
 $                                                 240,000,000
Public offering price
 $                                                           17.00
 $                                                           12.00
 $                                                           12.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.71%
3.60%
3.75%
Rating
N/A
 N/A
 N/A
Current yield
N/A
 N/A
 N/A








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
New York Funds







Scudder RREEF Real Estate Fund, Inc.
New York
578,100
 $
9,827,700
2.74%



Scudder RREEF Real Estate Fund II, Inc.
New York
1,121,900
 $
19,072,300
5.32%



Total

1,700,000
 $
28,900,000
8.06%









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